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                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

                                     Between

                                  CIMNET, INC.

                                       AND

                            GENERAL ELECTRIC COMPANY,

                acting through its GE Power Systems business unit

                           Dated as of August 17, 2001



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

                                   EXHIBIT "A"
                                   -----------



                      Form of Common Stock Purchase Warrant
                      -------------------------------------

                                   EXHIBIT "B"
                                   -----------


                      Form of Registration Rights Agreement
                      -------------------------------------

                                   EXHIBIT "C"
                                   -----------

                       Form of Certificate of Designation
                               with respect to the
                      Series A Convertible Preferred Stock
                      ------------------------------------

                                   EXHIBIT "D"
                                   -----------

                              Form of Legal Opinion
                              ---------------------

                                   EXHIBIT "E"
                                   -----------

                            Form of Voting Agreement
                            ------------------------

                                                                [Execution Copy]

                                                             Warrant to Purchase
                                                          Shares of Common Stock

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND NEITHER THIS WARRANT NOR SUCH SHARES MAY BE SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT, AND, IF AN EXEMPTION SHALL BE APPLICABLE, THE HOLDER SHALL HAVE DELIVERED AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Void after 5:00 P.M. New York City time on the last day of the Exercise Period, as defined in the Warrant

                          COMMON STOCK PURCHASE WARRANT
                                       OF
                                  CIMNET, INC.

         This is to certify that, FOR VALUE RECEIVED, General Electric Company, acting through its GE Power Systems business unit or its assigns ("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from Cimnet, Inc., a Delaware corporation (the "Company"), (i) at an exercise price per share of $1.33, subject to adjustment as provided in this Warrant, one hundred thousand (100,000) shares of common stock, par value $0.0001 per share ("Common Stock") and (ii) up to an additional two hundred thousand (200,000) shares of Common Stock at an exercise price determined as set forth herein. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Stock," and the exercise price for the purchase of a share of Common Stock pursuant to this Warrant in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

         1. ISSUANCE OF WARRANT. This Warrant is being issued pursuant to that certain Preferred Stock and Warrant Purchase Agreement dated as of the date hereof between the Company and the Holder (the "Purchase Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Purchase Agreement. In addition the following terms have the meanings set forth below:

                  "Applicable Exercise Period" shall mean, as to any Tranche of Warrant Stock, the period commencing on the date of issuance and ending at 5 p.m., eastern time on the day preceding the third anniversary of the applicable date of issuance.

                  "Applicable Exercise Price" shall mean, as to any Tranche of Warrant Stock, the Exercise Price applicable to such Tranche of Warrant Stock.

                  "Board" shall mean the board of directors of Company.

                  "Convertible Securities" shall mean evidences of indebtedness, shares of stock or other securities, which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

                  "Permitted Issuances" shall mean (a) shares of Common Stock, rights, options or warrants exercisable for shares of the Company's capital stock, or any other securities convertible into shares of the Company's capital stock (collectively, "Equity Securities") granted or awarded by the Company, with the approval of the Board or the compensation committee thereof, to employees, directors or consultants of the Company as compensation for service to the Company in any such capacities; (b) the issuance of shares of Common Stock upon the conversion of the Company's warrants (including this Warrant) and options outstanding as of the date hereof; (c) Equity Securities issued by the Company in connection with (i) the acquisition of tangible or intangible assets,
(ii) the acquisition of, or the exchange for, the securities of any person (by merger or otherwise) or (iii) a financing transaction (i.e. a loan, or a private or public sale of securities) (in each case as to the events described in (i),
(ii) and (iii) above as approved by the Company's Board of Directors); provided however, that any issuance of Equity Securities at a price below 75% of Fair Market Value shall not qualify as a Permitted Issuance.

                  "Tranche of Warrant Stock" shall mean shares of Warrant Stock having the same issuance date.

         2.       EXERCISE OF WARRANT.
                  -------------------

                  (a) This Warrant may be exercised in whole or in part at any time or from time to time from the date hereof until the end of the Applicable Exercise Period by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of shares of Common Stock specified in such form. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder hereof to purchase the balance of the shares of Common Stock purchasable hereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder.

                  (b) At the option of Holder, this Warrant may be exercised, at any time or from time to time, in the following "cashless exercise" transaction:

                         (i) Upon written notice of exercise from the Holder to
the Company that the Holder is exercising this Warrant in whole or in part and as consideration of such exercise is authorizing the Company to withhold from issuance a number of shares of Common Stock issuable upon exercise of this Warrant, the Company shall deliver to the Holder (without payment by the Holder of the aggregate Exercise Price) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the Spread Value by (y) the Fair Market Value of one share of Common Stock immediately prior to the exercise of the conversion right described in this Section 2. The shares withheld by the Company shall no longer be issuable under this Warrant.

                  (c) Fair Market Value of a share of Warrant Stock as of a particular date (the "Determination Date") shall mean:

                          (i) If the Warrant Stock is traded on an exchange or
is quoted on the Nasdaq National Market or the Nasdaq SmallCap Market ("Nasdaq"), then the average of the closing or last sale price, respectively, reported for the five trading days immediately preceding the Determination Date.

                          (ii) If the Warrant Stock is not traded on an exchange
or on Nasdaq but is traded in the over-the-counter market or other similar organization (including the OTC Bulletin Board), then the average of the closing bid and ask prices reported for the five trading days immediately preceding the Determination Date.

                          (iii) If the Warrant Stock is not traded as provided
above, then the price shall be determined by the Board and Holder pursuant to this subsection (iii). The Board shall first make its determination of fair market value in good faith and provide written notice of such determination to Holder. If Holder does not object to such determination within ten (10) days, then such determination of fair market value shall be binding on Holder. If Holder objects to such determination within such period by sending written notice to the Company, then Fair Market Value shall be determined by an independent appraiser experienced in the business of evaluating and appraising stock and who is jointly selected by the Company and Holder. If the Company and Holder are unable to agree upon an independent appraiser, then one shall be selected by the New York, New York office of the American Arbitration Association ("AAA"). The cost of the independent appraiser and AAA shall be borne jointly by the Company and Holder. Any determination of Fair Market Value pursuant to this subsection (iii) shall be made without (A) discount for illiquidity or minority interest or (B) premium for controlling interest.

                          (iv) If the Determination Date is the date of a
liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's certificate of incorporation, then all amounts shall be payable per share to Holders of the securities then comprising Warrant Stock pursuant to the provisions of the certificate of incorporation regarding distributions in the event of such liquidation, dissolution or winding up, assuming for the purposes of this clause
(iv) that all of the shares of Warrant Stock then issuable upon exercise of all of the Warrants are outstanding at the Determination Date.

                  (d) The term "Spread Value" shall mean (i) the number of shares exercised at a given time multiplied by the Fair Market Value of one share of Common Stock, less (ii) the aggregate applicable Exercise Price for the number of shares so exercised.

       3.WARRANT STOCK. (a) The number of shares of Warrant Stock shall be determined in accordance with the following formula, subject to appropriate adjustment consistent with the terms of this Warrant including, without limitation, Sections 7 and 10 hereof:

                         (i) On the Effective Date, the number of shares of
Warrant Stock shall equal 100,000 (the "Initial Warrant Stock").

                         (ii) On January 1, 2002, this Warrant shall be
exercisable for 100,000 additional shares of Warrant Stock so long as the Holder (or its affiliate) has satisfied the First Period Revenue Target.

                         (iii) On January 1, 2003, the Warrant shall be
exercisable for 100,000 additional shares of Warrant Stock so long as the Holder (or its affiliate) has satisfied the Second Period Revenue Target.

         For purposes of this Section 3 (a): "First Period Revenue Target " shall mean Revenue through December 31, 2001 of not less than $2.25 million; "Second Period Revenue Target " shall mean aggregate Revenue through December 31, 2002 of not less than $4.5 million; and "Revenue" shall mean the net total dollar amount paid (less any deductions, offsets, discounts or other reductions) to the Company by or for the benefit of Holder and its affiliates pursuant to
(i) the Cimnet, Inc. Software License, executed April 10, 2000, between Holder and Company, (ii) the Master Services Agreement, effective November 2, 2000, by and between Holder and Company, and any Statement of Work issued thereunder, or
(iii) any similar services or license agreement between Company and Holder or its affiliates.

                  (b) The Applicable Exercise Price for the Warrant Stock accrued pursuant to Sections 3(a)(ii) and 3(a)(iii) shall be equal to the Fair Market Value of the Common Stock as of the date of issuance, except for the Initial Warrant Stock which shall have an exercise price equal to $1.33

         4. RESERVATION OF SHARES/FRACTIONAL SHARES. The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of shares of Common Stock as shall be required for issuance and delivery upon exercise of this Warrant. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant. Instead, the Company will round to the nearest whole number.

         5. EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Subject to the provisions of Section 11 of this Warrant, upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification (it being agreed that the written agreement of General Electric Company shall be sufficient indemnity), and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

         6. RIGHTS AND OBLIGATIONS OF THE HOLDER. The Holder shall not, by virtue of this Warrant, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein. In addition, no provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Stock or as a stockholder of Company, whether such liability is asserted by Company or by creditors of Company.

         7. ANTI-DILUTION PROVISIONS. The Exercise Price in effect at any time and the number and kind of securities purchasable upon exercise of each Warrant shall be subject to adjustment as follows and the Company shall give each Holder notice of any event described below which requires an adjustment pursuant to this Section 7 at the time of such event:

                  (a) Stock Dividends, Subdivisions and Combinations. If at any time Company shall:

                          (i) take a record of the holders of its Common Stock
for the purpose of entitling them to receive a dividend payable in, or other distribution of, shares of Common Stock,

                          (ii) subdivide or reclassify its outstanding shares of
Common Stock into a larger number of shares of Common Stock, or

                          (iii) combine or reclassify its outstanding shares of
Common Stock into a smaller number of shares of Common Stock or otherwise effect a reverse stock split,

then, as to each Tranche of Warrant Stock, (i) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event, or the record date therefor, whichever is earlier, would own or be entitled to receive after the happening of such event, and (ii) the Applicable Exercise Price(s) shall be adjusted to equal (A) the Applicable Exercise Price immediately prior to such event multiplied by the number of shares of Common

Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares for which this Warrant is exercisable immediately after such adjustment.

                  (b) Certain Other Distributions and Adjustments.
                      -------------------------------------------

                          (i) If at any time Company shall take a record of the
holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

         (A) cash,

                              (B) any evidences of its indebtedness, any shares
of its stock or any other securities or property of any nature whatsoever (other than Convertible Securities or shares of Common Stock), or

                              (C) any warrants or other rights to subscribe for
or purchase any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than Convertible Securities or shares of Common Stock),

then Holder shall be entitled to receive such dividend or distribution as if Holder had exercised this Warrant.

                         (ii) A reclassification of the Common Stock (other than
a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by Company to the holders of its Common Stock of such shares of such other class of stock and in such event Holder shall be entitled to receive such distribution as if Holder had exercised this Warrant and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 7(a).

                  (c) Issuance of Additional Shares of Common Stock.
                      ---------------------------------------------

                  (i) If at any time Company shall issue or sell any shares of Common Stock, in exchange for consideration in an amount per share of Common Stock less than the Fair Market Value of the Common Stock on the date of issuance, then (A) the Applicable Exercise Price as to each Tranche of Warrant Stock shall be adjusted so that the same shall equal the price determined by multiplying the Applicable Exercise Price in effect immediately prior to such event with respect to such Tranche of Warrant Stock by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance plus the number of additional shares of Common Stock which the aggregate offering price would purchase at such Fair Market Value, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance plus the number of additional shares of Common Stock issued or issuable in such offering, and (B) the number of shares of Common Stock for which this Warrant is exercisable (with respect to such Tranche of Warrant Stock) shall be adjusted to equal the product obtained by multiplying the Applicable Exercise Price in effect immediately prior to such issue or sale by the number of shares of Common Stock for which this Warrant is exercisable (with respect to such Tranche of Warrant Stock) immediately prior to such issue or sale and dividing the product thereof by the Applicable Exercise Price resulting from the adjustment made pursuant to clause (A) above.

                  (ii) The provisions of paragraph (i) of this Section 7(c) shall not apply to any issuance of shares of Common Stock for which an adjustment is provided under Section 7(a) or 7(b). No adjustment of the number of shares of Common Stock for which this Warrant shall be exercisable shall be made under paragraph (i) of this Section 7(c) upon the issuance of any shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrant or other rights therefor) pursuant to Section 7(d) or Section 7(e).

                  (d) Issuance of Warrants or Other Rights. If at any time Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which Company is the surviving corporation) issue or sell, any warrants or other rights to subscribe for or purchase any shares of Common Stock or any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such warrants or other rights or upon conversion or exchange of such Convertible Securities shall be less than the Fair Market Value of the Common Stock immediately prior to the time of such record, issue or sale, then, as to each such Tranche of Warrant Stock, the number of shares for which this Warrant is exercisable and the Applicable Exercise Price shall be adjusted as provided in
Section 7(c) on the basis that the maximum number of shares of Common Stock issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and Company shall be deemed to have received all the consideration payable therefor, if any, as of the date of issuance of such warrants or other rights. No further adjustment of the Applicable Exercise Price(s) shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such warrants or other rights or upon the actual issuance of such Common Stock upon such conversion or exchange of such Convertible Securities.

                  (e) Issuance of Convertible Securities. If at any time Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which Company is the surviving corporation) issue or sell, any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Fair Market Value of the Common Stock immediately prior to the time of such record, issue or sale, then, as to each such Tranche of Warrant Stock, the number of shares of Common Stock for which this Warrant is exercisable and the Applicable Exercise Price shall be adjusted as provided in Section 7(c) on the basis that the maximum number of shares of Common Stock necessary to effect the conversion or exchange of all such

Convertible Securities shall be deemed to have been issued and outstanding and Company shall have received all of the consideration payable therefor, if any, as of the date of issuance of such Convertible Securities. If any issue or sale of Convertible Securities is made upon exercise of any warrant or other right to subscribe for or to purchase any such Convertible Securities for which, as to any Tranche of Warrant Stock, adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Applicable Exercise Price have been or are to be made pursuant to Section 7(d) as to such Tranche of Warrant Stock, no further adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Applicable Exercise Price shall be made by reason of such record, issue or sale.

                  (f) Superseding Adjustment. If at any time after any adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Applicable Exercise Price(s) shall have been made pursuant to Section 7(d) or Section 7(e) as the result of any issuance of warrants, rights or Convertible Securities,

                  (i) such warrants or rights, or the right of conversion or exchange in such other Convertible Securities, shall expire, and all or a portion of such warrants or rights, or the right of conversion or exchange with respect to all or a portion of such other Convertible Securities, as the case may be, shall not have been exercised, or

                  (ii) the consideration per share for which shares of Common Stock are issuable pursuant to such warrants or rights, or the terms of such other Convertible Securities, shall be increased solely by virtue of provisions therein contained for an automatic increase in such consideration per share upon the occurrence of a specified date or event, then for each outstanding Warrant such previous adjustment shall be rescinded and annulled and the shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such rights or options or other Convertible Securities on the basis of:

                  (A) treating the number of shares of Common Stock or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants or rights or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and

                  (B) treating any such warrants or rights or any such other Convertible Securities which then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which shares of Common Stock or other property are issuable under such warrants or rights or other convertible Securities; whereupon a new adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Applicable Exercise Price(s) shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

                  (g) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one cent ($0.01) in such price; provided, however, that any adjustments which by reason of this Section 7(g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
Section 7(g) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

                  (h) The Company may retain a firm of independent public accountants of recognized standing selected by the Board (who may be the regular accountants employed by the Company) to make any computation required by this
Section 7.

                  (i) In the event that at any time, as a result of an adjustment made pursuant to Section 7(a), (b) or (c) of this Warrant, the Holder of any Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Sections 7(a) through
(h), inclusive, of this Warrant.

                  (j) Notwithstanding the foregoing, no adjustment shall be effected due to, or as a result of, any Permitted Issuances.

                  (k) Other Action Affecting Common Stock. In case at any time or from time to time Company shall take any action in respect of its Common Stock, other than any action described in this Section 7, then, unless such action will not have a materially adverse effect upon the rights of the Holders, the number of shares of Common Stock or other stock for which this Warrant is exercisable and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances.

         8. OFFICER'S CERTIFICATE. Whenever the Applicable Exercise Price(s) shall be adjusted as required by the provisions of Section 7 of this Warrant, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted Applicable Exercise Price(s) and the adjusted number of shares of Common Stock issuable upon exercise of each Warrant, determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be forwarded to Holder as provided in
Section 13.

         9. NOTICES TO WARRANT HOLDERS. So long as this Warrant shall be outstanding, (1) if the Company shall pay any dividend or make any distribution upon Common Stock, or (2) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any share of any class or any other rights, or (3) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another entity, tender offer transaction for the Company's Common Stock, sale, lease or transfer of all or substantially all of the property and assets of the Company, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, or (4) if the Company shall file a registration statement under the Securities Act of 1933, as amended (the "Act"), on any form other than on Form S-4 or S-8 or any successor form, then in any such case, the Company shall cause to be mailed by certified mail to the Holder, at least fifteen days prior to the date specified in clauses (i), (ii), (iii) or
(iv), as the case may be, of this Section 9 a notice containing a brief description of the proposed action and stating the date on which (i) a record is to be taken for the purpose of such dividend, distribution or rights, or (ii) such reclassification, reorganization, consolidation, merger, tender offer transaction, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up, or (iii) such registration statement is to be filed with the Securities and Exchange Commission.

         10. RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing or surviving corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance of all or substantially all of the assets of the Company, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that (i) the Holder shall have the right thereafter by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which could have been purchased upon exercise of this Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance, and (ii) the successor or acquiring entity shall expressly assume the due and punctual observance and performance of each covenant and condition of this Warrant to be performed and observed by Company and all obligations and liabilities hereunder (including but not limited to the provisions of Section 3 regarding the increase in the number of shares of Warrant Stock potentially issuable hereunder). Any such provision shall include provision for adjustments which shall be as nearly equivalent as possible to the adjustments provided for in this Warrant. The foregoing provisions of this
Section 10 shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in connection with any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole in part, for a security of the Company other than Common Stock, any such issue shall be treated as an issuance of Common Stock covered by the provisions of Section 7 of this Warrant.

         11.      TRANSFER TO COMPLY WITH THE SECURITIES ACT OF 1933.
                  --------------------------------------------------

                  (a) This Warrant or the Warrant Stock or any other security issued or issuable upon exercise of this Warrant may not be sold or otherwise disposed of except as follows:

                         (i) To a person who, in the opinion of counsel for the
Company, is a person to whom this Warrant or Warrant Stock may legally be transferred without registration and without the delivery of a current prospectus under the Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 11 with respect to any resale or other disposition of such securities which agreement shall be satisfactory in form and substance to the Company and its counsel; or

                         (ii) to any person upon delivery of a prospectus then
meeting the requirements of the Act relating to such securities and the offering thereof for such sale or disposition.

                  (b) This Warrant may not be transferred by the Holder to any party other than GE Capital Corporation, GE Capital Equity Investments, Inc., or any other subsidiary of GE Capital Corporation, without the prior written approval of the Company. The restriction described in this Section 11(b) shall not apply to Warrant Stock issued pursuant to the Warrant

         12. GOVERNING LAW; JURISDICTION. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All issues concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to the principles of conflicts of law thereof. The parties hereto agree that venue in any and all actions and proceedings related to the subject matter of this Warrant shall be in the state and federal courts in and for New York, New York, which courts shall have exclusive jurisdiction for such purpose, and the parties hereto irrevocably submit to the exclusive jurisdiction of such courts and irrevocably waive the defense of an inconvenient forum to the maintenance of any such action or proceeding. Service of process may be made in any manner recognized by such courts.

         13. NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date,
(iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

                  If to the Company:        CIMNET, Inc.
                                            946 West Penn Avenue
                                            Robesonia, Pennsylvania  19551
                                            Facsimile No.:  (610) 693-5927
                                            Attn: John D. Richardson

                  With copies to:           Berlack, Israels & Liberman LLP
                                            120 West 45th Street
                                            New York, New York 10036
                                            Facsimile No.: (212) 704-0196
                                            Attn: Alan N. Forman, Esq.

                  If to the Holder          GE Power Systems
                                            4200 Wildwood Parkway
                                            Atlanta, Georgia  30339
                                            Attn:  Jacques Beaudry-Losique
                                            Facsimile No.:  (770) 859-7019
                                            Attn:  Briggs L. Tobin, Esq.
                                            Facsimile No.:  (770) 859-7012

                  With a copy to:           Long Aldridge & Norman LLP
                                            303 Peachtree Street, Suite 5300
                                            Atlanta, Georgia 30308
                                            Facsimile No.: (404) 527-4198
                                            Attn: Johnathan H. Short, Esq.


         IN WITNESS WHEREOF, this Warrant has been duly executed as of August 31, 2001.


                                  CIMNET, INC.


                                  By: /s/John Richardson
                                      --------------------------------
                                      Name:  John Richardson
                                      Title: Chief Executive Officer

                                  PURCHASE FORM



                         Dated: _______________, 20_____

         The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _____ shares of Common Stock and hereby makes payment of (i) $___________ in payment of the actual exercise price thereof and/or (ii) the surrender to the Company of _______ shares of Warrant Stock. Schedule 1 attached hereto specifies the Tranche(s) of Warrant Stock from which the shares of Common Stock are being purchased and the Applicable Exercise Price(s) for such shares.


                     --------------------------------------

                     INSTRUCTIONS FOR REGISTRATION OF STOCK



Name:___________________________________________
     (Please typewrite or print in block letters)



Signature:________________________________________



Social Security or Employer Identification No.:_________________________

                                 ASSIGNMENT FORM



         FOR VALUE RECEIVED, _______________________________________ hereby sells, assigns and transfer unto:

Name:_______________________________________________
      (Please typewrite or print in block letters)

Address:_____________________________________________

Social Security or Employer Identification No.:__________________________

The right to purchase Common Stock represented by this Warrant to the extent of shares as to which such right is exercisable and does hereby irrevocably constitute and appoint attorney to transfer the same on the books of the Company with full power of substitution.

         Dated: _________________, 2001.



                                 Signature:________________________________


Signature Guaranteed:


-----------------------------------